UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001843823
BBCMS Mortgage Trust 2021-C9
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

New York	333-226850-08	35-7287094 38-4169380 38-4169381
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 528-7479
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2024, an agreement (“Amendment No. 1 to Pooling and Servicing Agreement” or the “Amendment”) was entered into by and between Barclays Commercial Mortgage Securities, LLC, as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, amending the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) previously filed as Exhibit 4.1 to Form 8-K dated and filed on March 10, 2021, with respect to BBCMS Mortgage Trust 2021-C9. The purpose of the Amendment was to correct an error in the definition of “Operating Advisor Fee” in the Pooling and Servicing Agreement. Capitalized terms not defined herein have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

4.1          Amendment No. 1 to Pooling and Servicing Agreement, dated and effective as of October 25, 2024, among Barclays Commercial Mortgage Securities, LLC, as depositor, Midland Loan Services, A Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Schmidt
Daniel Schmidt, Authorized Signatory

Date:  October 30, 2024